Exhibit 99.1

Idera Pharmaceuticals 36th Annual J.P. Morgan Healthcare Conference © 2018 Idera Pharmaceuticals

Forward Looking Statements and Other Important Cautions • This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this presentation, including statements regarding our strategy, future operations, collaborations, intellectual property, cash resources, financial position, future revenues, projected costs, prospects, plans, and objectives of management, are forward-looking statements. The words "believes," "anticipates," "estimates," "plans," "expects," "intends," "may," "could," "should," "potential," "likely," "projects," "continue," "will," and "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We cannot guarantee that we will actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on these forward-looking statements. There are a number of important factors that could cause our actual results to differ materially from those indicated or implied by our forward-looking statements. Factors that may cause such a difference include: whether interim results from a clinical trial will be predictive of the final results of the trial, whether results obtained in preclinical studies and clinical trials will be indicative of the results that will be generated in future clinical trials, including in clinical trials in different disease indications; whether products based on our technology will advance into or through the clinical trial process on a timely basis or at all and receive approval from the United States Food and Drug Administration or equivalent foreign regulatory agencies; whether, if our products receive approval, they will be successfully distributed and marketed; and such other important factors as are set forth under the caption "Risk Factors" in the Company's Annual Report and on Form 10-K for the period ended December 31, 2016. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-looking statements except as required by applicable law. 2 © 2018 Idera Pharmaceuticals

Applying Oligonucleotide Expertise to Generate and Develop Therapeutics for Rare/Unmet Diseases Advancing development pipeline Focused on serious unmet needs in Cancers & Rare Diseases Committed to advancing patient care 3 © 2018 Idera Pharmaceuticals

Injecting a New Approach to Advancing Cancer Immunotherapy Activating the Immune Response with TLR9 Agonist © 2018 Idera Pharmaceuticals

Current State of Immunotherapy in Melanoma • Anti-PD-1 therapy is standard of care in all patients in 1L metastatic setting, and moving into adjuvant Treatment options following failure of first line anti-PD-1 therapy in melanoma are very limited The overall response rate (ORR) to ipilimumab following progression on pembrolizumab is only 13%, and not all responses are durable (Long, 2016) In presence of liver metastasis, pembrolizumab was associated with reduced response and shortened PFS (Tumeh, 2017) • • • 5 © 2018 Idera Pharmaceuticals

1. TLR9 induction of IFNa and APC maturation Tumor Microenvironment Modulation Potential Key to TAM Significantly Outcomes Advancing I/O mDC1 IFNa pDC B cell B cell Intratumoral administration of IMO-2125 Activation of APCs to improve T-cell priming 2. TIL Activation and Proliferation CD8+TIL Improved antigen presentation results in TIL activation and proliferation 6 © 2018 Idera Pharmaceuticals

Induction of IFNa-response gene signature after i.t. IMO-2125 IMO-2125 is a synthetic phosphorothioate oligonucleotide that acts as a direct agonist of TLR9 to stimulate the innate and adaptive immune systems. Activation of TLR9 by IMO-2125 induces high levels of IFN-α from dendritic cells (DCs) (Haymaker, SITC 2017). IFIT1 MX1 IRF7 IFIT2 TAP1 TAP2 p<0.01 p<0.05 n=15 7 © 2018 Idera Pharmaceuticals

Key Attributes of IMO-2125 • Stimulator of innate and adaptive immunity Convenient administration: –Non-infectious –No need for a device (e.g. electroporation) Can be administered to deep lesions or viscera (with radiology guidance) –Key for refractory patients Single site of injection –Total duration of Rx is 6 months for IMO + ipilimumab combination • • • 8 © 2018 Idera Pharmaceuticals

FDA Fast Track Designation in anti PD-refractory melanoma, with ipilimumab * Planned for 2018 initiation 9 © 2018 Idera Pharmaceuticals Study IMO-2125 Indication Ph 1 Ph 2 Ph 3 204 + ipilimumab PD-1 R/R melanoma 204 + pembrolizumab PD-1 R/R melanoma 301* + ipilimumab PD-1 R/R melanoma RST-001 Single agent Refractory solid tumors MST-205* + CPI CPI approved tumors

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Oncology Clinical Trials
2125-204

Phase 1/2 Study in Anti-PD-1 Refractory Melanoma

Phase 2 Expansion with Ipilimumab Enrolling

RP2D of IMO-2125 is 8mg

Dose-finding: IMO-2125 + ipilimumab SAFETY ASSESSMENT COMPLETED	→	Phase 2 IMO-2125 + ipilimumab OPEN	N ~ 80
Dose-finding: IMO-2125 + pembrolizumab ONGOING	→	Phase 2 IMO-2125 + pembrolizumab PLANNED	N ~ 30

Dosing:

IMO-2125 is given as a single intratumoral agent week 1,2,3,5,8,11,15,19,23
Ipilimumab and pembrolizumab are administered per label beginning week 2
Deep injections are permitted with interventional radiology guidance
No need for infectious precautions

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© 2018 Idera Pharmaceuticals

Time on Study: Best RECIST v1.1 Response and Largest Percentage Decrease in Target Lesions (8mg subjecfs) 10 -16 -12 0 4 8 12 16 20 -8 -4 Months Relative to First Dose of IM0-2125 Time on study ends at RECIST v1.1PO (including death & start of anti-cancer therapy) or withdrawal for any reason. Subjects treated with IM0-2125 8mg + lpilimumab with at least 1post-baseline disease evaluation. Some CPI start and stop dates have been imputed. Data cut-off date: 03NOV2017 Produced on 11DEC2017 © 2018 ldera Pharmaceuticals 11 I I 0 -100 0-58 13I 0-46 -13 o-73 1 0RECIST v1.1Response -33 o Stable by RECIST v1.1 0RECIST v1.1Response-Unconfirmed g0 RECIST v1.1Progression Active Follow-up 0RECIST v1.11st Response 0Months on Last CPI uMonths between Last CPI & IM0-2125

Percent Change from Baseline Sum of Longest Diameters by RECIST v1.1 (8mg subjects)



Best Response as of 3 NOV 2017
Complete or Partial Response
Stable Disease
Progressive Disease
Unconfirmed Partial Repsonse
+20% increase in SLD
-30% decrease in SLD
Percent Change from Baseline SLD
150
125
100
75
50
25
0
-25
-50
-75
-100
0
2
4
6
8
10
12
14
16
18
Months Since Treatment Start

Data cut-off date: 03NOV2017
Produced on 03JAN2018

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Patient 004 Remains a CR since May 2016 Post-Therapy 08/2016 Pre-Therapy 03/2016 Injected Lesion Distant Lesions 13 © 2018 Idera Pharmaceuticals

Phase 1 Conclusions • The combination of IMO-2125 with ipilimumab was tolerable at dose levels studied; Dendritic cell activation, detectable within 24 hours of the first IMO-2125 injection, is evidence for target acquisition at the Recommended Phase 2 Dose (8mg); IMO-2125 with ipilimumab showed clinical activity at the RP2D 8mg in anti-PD-1 refractory melanoma; all • • of – – – 5 of 10 (50%) responded; 7 of 10 (70%) experiencing disease control; and An additional PR of >1year has been reported at 4mg • Dose finding for IMO-2125 with pembrolizumab is ongoing, and one partial response (PR) has been seen. 14 © 2018 Idera Pharmaceuticals

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Oncology Clinical Trials
2125-204

Phase 2 Expansion Update

- Ipilimumab Combination Phase 2 Trial Expansion – Targeting approximately 60 patients with PD-1 refractory metastatic melanoma treated with 8mg
  - 21 patients enrolled
  - 10 Centers (5 sites currently enrolling)
    - MD Anderson, Roswell Park, Vanderbilt, Huntsman, Uni. of Arizona
  - Efficacy populations for future reporting
    - Primary Ipilimumab + IMO-2125 Efficacy Evaluable (PIIEE) Population: all patients who are ipilimumab-naïve on study entry
    - Secondary Ipilimumab + IMO-2125 Efficacy Evaluable (SIIEE) Population: all patients who are not ipilimumab-naïve on study entry
  - Open label design
    - Allows for periodic data updates
    - Opportunistic engagements with regulatory authorities

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© 2018 Idera Pharmaceuticals

Phase 3 Trial Design Unresectable or metastatic melanoma w/ confirmed radiologic progression on or after a PD-1 inhibitor: Ipilimumab 3 mg/kg Q3wks for 4 doses • ≥21d from most recent aPD-1 and no intervening systemic Tx No prior ipi (except adjuvant) Ocular melanoma excluded • Ipilimumab (same, beginning wk 2) + intratumoral IMO-2125, wks 1, 2, 3, 5, 8, 11, 16, 20, 24 • 10 endpoint family: • • OS ORR (RECIST v1.1) 16 © 2018 Idera Pharmaceuticals N~300 No cross-over

Phase 3 Readiness (FPFV 1Q18) • Agreement with FDA and MHRA on design and path forward regular and accelerated approval (one study) Fast Track Designation Granted by U.S. FDA in Q4 2017 Global trial (US, Can, EU, Aus) –~300 patients –~70 sites planned CMC work on track for 1Q18 start for • • • –Commercial presentation of IMO-2125 Regulatory filings underway –Open U.S. IND –CTA filings on track will be used • 17 © 2018 Idera Pharmaceuticals

Monotherapy Trial Refractory Solid Tumors • Cohort 1 (8 mg) enrollment complete - All subjects dosed (N=11) completed the 21 day DLT period. No DLTs or safety concerns have occurred. - • Cohort 1 (8 mg) diseases under study include • pancreatic cancer (6), ocular melanoma (1), colorectal cancer (1), metastatic chondrosarcoma (1), metastatic breast cancer (1), metastatic esophageal cancer (1) • • 8 subjects included injections of liver lesions Cohort 2 (16 mg) enrolling 18 © 2018 Idera Pharmaceuticals

Monotherapy Trial Refractory Solid Tumors - Update • Three subjects in cohort 1 (8 mg) continue IMO-2125 monotherapy on the RST study. • Initial investigator assessments indicate stable disease (SD) in 2 (pancreatic, colorectal) of these subjects, and irSD (pancreatic) in the third. While these are preliminary data, we are hopeful for 1 • these subjects and their disease assessments. ongoing care and upcoming 19 © 2018 Idera Pharmaceuticals

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IMO-2125 Clinical Trials

Growth/Partnering Opportunities

INTRODUCE → **EXPAND** → **TRANSFORM**

Unresectable metastatic melanoma

- High unmet need in anti-PD1-refractory patients
- Peak year sales estimate > $500 million

Est. U.S. addressable patient population at 2025[1]


8,000
18,000
1L
PD1-refractory

Emerging I/O addressable tumors

- Moderate response to cornerstone anti-PD1
- Increasing number of approved settings

Est. U.S. addressable patient population at 2025[1,2]


200,000
234,000
1L
PD1-refractory

"Cold" tumors unaddressable with current I/O

- Significant opportunity in tumors with:
  - Low mutation load
  - Low dendritic cell infiltration
- Bioinformatics research ongoing to identify attractive tumor targets

[1] Proprietary Idera Commercial Research
[2] NSCLC, head and neck, colorectal, bladder and gastric

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Developing a Targeted Treatment Option for Dermatomyositis with IMO-8400 © 2018 Idera Pharmaceuticals

Dermatomyositis (DM) • Rare, debilitating, inflammatory condition associated with increased risk of pre-mature death Multisystem disorder affecting both skin and muscle Twice as common in women as men Affects roughly 25K adults in the U.S. Current treatments have limited efficacy and serious side effects • • • • 22 © 2018 Idera Pharmaceuticals

Toll-like Receptors in Dermatomyositis DAMAGED MUSCLE OR SKIN CELLS Damaged muscle or skin cells relea se nucleic acids such as DNA and RNA Cy tokine signals activate immune T cells, which infiltrate and damage muscle tissue A CYCLE OF IMMUNE-RELATED MUSCLE DAMAGE IN MYOSITIS T CELLS CYTOKINE PROTEINS Stimulated TLRs signal for an immune response, leading to production of pro-inflammatory proteins called cy tokines Toil-like receptors (TLRs) recognize these nucleic acids and become stimu lated CASCADE TOLL-LIKE RECEPTORS LOCATED IN MUSCLE, SKIN AND IMMUNE CELLS -.1.-...idera © 2018 ldera Pharmaceuticals 23 SIGNALING

The Role of Toll-like Receptors in DM • Certain TLRs are over-expressed in the muscles of patients with dermatomyositis TLR Activation • Expression of certain TLRs has been correlated to the expression of certain cytokines, which are proteins involved in immune signaling1 Cytokine Expression • Cytokine expression has been correlated to changes in disease activity, including the IMACS physician global assessment2 Disease Activity 1 Kim, et al. Clin Rheumatol, 2010. 2 Reed, et al. Arthritis & Rheumatism, 2012. 24 © 2018 Idera Pharmaceuticals

IMO-8400 • IMO-8400 is a synthetic oligonucleotide-based antagonist of Toll-like receptors (TLRs) 7,8 and 9 – IMO-8400 is specific TLR – Treatment is designed to inhibit, or antagonize, activity administered subcutaneously • Clinical proof of concept previously demonstrated clinical trial in Psoriasis in • To date, patients IMO-8400 has been studied in over 100 and has been generally well-tolerated 25 © 2018 Idera Pharmaceuticals

Trial Data Expected Q2 2018 20 sites in US, UK, Hungary ▸ PIONEER is a Phase 2, double-blind, placebo-controlled study for adults with dermatomyositis currently experiencing symptoms of active skin disease ▸ Enrollment: 30 patients through approximately 20 sites in US, UK, and Hungary ▸ Objectives: Investigate impact of IMO-8400 on skin and muscle symptoms of disease, as well as safety and tolerability, antibody profiling, and identifying dose for further development ▸ Dosing: 1x/week, via subcutaneous injection, up to 24 weeks 30 patients randomized 26 © 2018 Idera Pharmaceuticals Placebo IMO-8400 – 1.8 mg/kg IMO-8400 – 0.60 mg/kg

Gene Silencing Oligonucleotide Technology

First Gene Silencing Oligo (GSO) Candidate Selected for Pre-clinical evaluation • Apolipoprotein C-III (APOC-III) target selected for development – – Available established pre-clinical animal models Well-known clinical endpoints in Familial Chylomicronemia Syndrome (FCS) and Familial Partial Lipodystrophy (FPL) Potential for broad and rare disease applications – • • IDRA-008 comparable in-vivo potency to Volanesorsen (IONS)* Design of IDRA 008 to balance liver tissue accumulation (safety/tolerability) and PD effect (efficacy) confirmed in multiple murine models (surrogate oligo in mouse model; clinical asset in Tg mouse model) Pre-clinical safety package supports Phase 1 clinical development strategy and plan* • • Head to head study on-going in non-human primates to inform probability of success to be superior to that asset; anticipate IDRA-008 design may be safer in long term studies, but no opportunity to predict that outcome in absence of large/long clinical trial that in absence of superiority in NHP model warrants that investment Development decision to be made in 1Q 2018 based on totality of the head to head data with Volanesorsen • * IDRA Internal Pre-Clinical Study 28 © 2018 Idera Pharmaceuticals

Evolving Gene Silencing Oligonucleotide Strategy • Utilize a variety tools including our proprietary algorithm for selecting unique target sequences and custom oligonucleotide chemistries to produce potent and selective gene silencing candidates • Target selections process: Rare Disease(s)  Competition  Targets  Oligo Therapeutic • • • • • • • Unmet medical need Clinical development Registration path All modalities Stage of development Learnings to leverage? Amenable to gene silencing 29 © 2018 Idera Pharmaceuticals •Full toolbox of oligo technologies

Near-term Expected Deliverables • ILLUMINATE 204 Data Updates Throughout 2018 – Next planned data update ASCO 2018 Q1 2018 – Initiation of ILLUMINATE 301 – Phase 3 Trial of IMO-2125 in combination with Ipilimumab in Anti-PD-1 refractory metastatic melanoma 1Q 2018 – IDRA-008 Pre-clinical Cyno Model comparator study data available – Go-forward decision point • • • 2Q 2018 – Data available from Phase clinical trial in Dermatomyositis 2 IMO-8400 30 © 2018 Idera Pharmaceuticals